Investor Presentation Nachum “Homi” Shamir President and Chief Executive Officer January 11, 2018 36th Annual J.P. Morgan Healthcare Conference

© Copyright 2017 Luminex Corporation 2 Safe Harbor Statement Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our Licensed Technologies Group model and the ability of our licensees and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our ability to integrate our acquisition of Nanosphere Inc.; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES® and VERIGENE® instrumentation and assays; market opportunity for ARIES® and VERIGENE; functionality and benefits of ARIES® and VERIGENE and competitive position; reimbursement trends; our ability to drive growth through investment in R&D and next generation systems and focus on operating leverage and managing operating costs; our long term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2018 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; our business outlook, financial targets and projections about revenues, cash flow, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2018 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties some of which are beyond our control that could cause actual results or plans to differ materially and adversely from those anticipated in the forward looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward looking statements. Also, certain non-GAAP financial measures as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non- GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation may be available on our website at www.luminexcorp.com in accordance with Regulation G.

© Copyright 2017 Luminex Corporation 3 Company at a Glance Empowering labs to obtain reliable, timely, and actionable answers; ultimately advancing health

© Copyright 2017 Luminex Corporation 4 Company at a Glance Razor / Razorblade; Expanding Footprint: Approaching 15,000 systems sold to date Expanding MDx portfolio and 100+ sales and support personnel Serve multi-billion dollar markets in life science research and clinical diagnostics 70+ partners investing in our technology Strong profit and cash flow; Initiated quarterly cash dividend in 2017

© Copyright 2017 Luminex Corporation 5 $238 $271 $306 2015 2016 2017 Finished 2017 with Momentum in Molecular Testing Sample to Answer Revenue ($M) Continues Strong Growth Trajectory* NOTE: Pro-forma 85 ARIES® and VERIGENE® Contracted Systems in 4Q17; Up from 60+ Contracted Systems in 3Q17 $21 $32 $47 2015 2016 2017 48% Total Annual Revenue ($M) 13% Generated $31M in FCF in 2017; Ended 2017 with $124M in Cash and Investments

© Copyright 2017 Luminex Corporation 6 Luminex Corporation: A Diversified Business LICENSED TECHNOLOGIES GROUP (LTG) Strong Profitability & Cash Flow MOLECULAR DIAGNOSTICS GROUP (MDx) Sample to Answer to Drive Growth Acceleration 2017 LTG - Related Revenue $142M High Margin Revenue accounts for $91M of LTG-Related Revenue 2017 MDx Revenue $162M LICENSED TECHNOLOGIES GROUP MDx SAMPLE TO ANSWER NOTE: Total company IP portfolio. Also note certain “other” revenue items not included in revenue figures 2017 MDx Revenue Growth +25% Expansion of automated sample to answer assay menu LTG Annual Growth Expectations Mid-Single Digits Active Sample to Answer Customers 425+ Strong IP Portfolio 550+ Patents*

Licensed Technologies Group

© Copyright 2017 Luminex Corporation 8 Licensed Technologies Group: Overview Royalty System Consumable LTG-Related Revenue, by Product: Other 13% % of Total LTG-Related Revenue, by Market: LTG: ~45% of total revenue ~40% ~40% ~20% Transplant Diagnostics Immuno-dx Protein Research …Luminex bead-based platforms are an open technology and the applications are extremely broad. There are uses in all fields from academia to the clinic…” – Director, Academic Core Facility 33% 31% 23% Total Cumulative Systems Sold to Date*: Mid-Single Digit Growth Long-Term 8,700 10,700 12,700 14,900 2011 2013 2015 2017 NOTE: Our partners purchase and distribute the majority of the total number of multiplexing analyzers sold to date

Licensed Technologies Group: High Margin Revenue Trends

Thermo Fisher SCIENTIFIC
BIO-RAD
TEGEN 透景
EMD MILLIPORE
IMMUCOR
Wakunaga
bio-techne

End-User Sales (Partner Reported)*



$1,200
$1,000
$800
$600
$400
$200
$0
'02/'03 '04/'05 '06/'07 '08/'09 '10/'11 '12/'13 '14/'15 '16/'17

LMNX LTG Revenue: Total*



$300
$250
$200
$150
$100
$50
$0
'02/'03 '04/'05 '06/'07 '08/'09 '10/'11 '12/'13 '14/'15 '16/'17

LMNX LTG Revenue: Consumables*



$120
$100
$80
$60
$40
$20
$0
'02/'03 '04/'05 '06/'07 '08/'09 '10/'11 '12/'13 '14/'15 '16/'17

LMNX LTG Revenue: Royalties*



$100
$80
$60
$40
$20
$0
'02/'03 '04/'05 '06/'07 '08/'09 '10/'11 '12/'13 '14/'15 '16/'17

NOTE: $ in millions, 2-year totals

Luminex. © Copyright 2017 Luminex Corporation

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© Copyright 2017 Luminex Corporation 10 Licensed Technologies Group: Key Takeaways • 70+ partners investing in our technology; addressing large markets • Long-term contractual partnerships • Stable growth; highly profitable • Large and growing system base • New prototype in early stages

Molecular Diagnostics: Sample to Answer

© Copyright 2017 Luminex Corporation 12 Entire VERIGENE® and ARIES® Infectious Disease test menu driving growth $7M $10M $13M $18M 4Q15 4Q16 4Q17 4Q18E Quarterly Sample to Answer MDx Revenue* 40% 220+ VERIGENE® and ARIES® Systems placed under contract in 2017 NOTE: Approximate dollar amounts On Track to Achieve ~$100 Million Run-Rate Target by YE19

Overview of S2A Active Customers

Recent Wins:

Customer Type	Test Type	Annual Revenue
VERIGENE®		
✳ ☑ Large Hospital (BF)	BC,EP,RP	$1M
✳ ☑ Large Hospital (BF)	EP	$500K
✳ ☑ IDN Hospital Grp (BF)	BC, EP	$500K
☑ Large Hospital (Cult.)	BC, EP RP	$400K
ARIES®		
✳ ☑ Reference Lab (BF)	Bordetella	$500K
✳ ☑ IDN Hospital Grp (MB)	HSV, ASRs	$400K
☑ Pathology Lab	GBS	$250K
☑ Reference Lab (LDT)	Bordetella	$200K
✳ ☑ Large Hospital (CPD)	GBS, HSV	$200K
✳ ☑ Large Hospital (DS)	FLU	$200K

☑ Closed Deal ✳ Competitive Takeaway

VERIGENE®

$95,000

Average Annual Revenue per Active Customer*

VERIGENE® platform continues strong traction.

Blood Culture panels outpace market growth. Enteric and RP Flex panels gaining rapid traction.

ARIES®

$45,000

Average Annual Revenue per Active Customer*

ARIES® traction due to menu expansion and anchor assays that can drive placements.

C. Diff and MRSA to be main drivers in 2018.



425+ Active Customers



Luminex
© Copyright 2017 Luminex Corporation

NOTE: Active Customer = Purchases in rolling 12 month period, figures approximate

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The Right Solution for Customers Needs


MULTIPLEXING CAPABILITIES
SYSTEM THROUGHPUT
VERIGENE®
Acquired 2016
VERIGENE® II
Target Launch: Early 2019
ARIES®
Launched 2015
MAGPIX®
Launched 2010
Luminex® 200™
Launched 2005
Sample to Answer
Non-Automated

Luminex
© Copyright 2017 Luminex Corporation

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© Copyright 2017 Luminex Corporation 15 Targeted & Syndromic Testing Solutions HSV 1&2 Flu/RSV GBS C. Difficile Norovirus GAS Bordetella Respiratory Panel GI Panel BCID Panel Targeted Syndromic Luminex is the only manufacturer providing Targeted & Syndromic solutions Clinical Studies in 2018: 7 (4 ARIES® and 3 VERIGENE® II)

© Copyright 2017 Luminex Corporation 16 How We Win – Total Portfolio Selling Breadth of Solutions Superior Economic Value The Result • Platform Ease of Use; Throughput Options • Breadth of Menu: Targeted and Syndromic Tests • Lab Developed Test Optionality • LMNX Well Positioned for Potential Shifting Reimbursement • Breadth/Flexibility of Test Portfolio • Flex Pricing Option • Over 425 Customers and Growing • MDx Sample to Answer revenue $47 million in 2017; Approach $100M by YE19

Financial Overview and Summary

© Copyright 2017 Luminex Corporation 18 Ending 2017 With Strong Momentum; Well Positioned for 2018 $265M Historical Annual Revenue ($M) $290M - $295M Luminex continues to generate significant cash flow during 2017 $124M 2017 Cash and Investments $31M 2017 Free Cash Flow Sample to Answer MDx revenue on track to approach $100M by end of 2019 2018 R&D spend to reflect timing of multiple ARIES® and VERIGENE® II clinical studies $238 $271 $306 2015 2016 2017 13%

© Copyright 2017 Luminex Corporation 19 Financial Overview: Transformation of Our Business $175 - $200M $250 - $300M 60 - 65% NOTE: Slide does not include “other” revenue; 2017 margins are approximate figures based on preliminary estimates subject to adjustment during the closing process ; 5-year target does not include M&A activity $425 - $500M 20 - 25% 2017 5-Year Target* LTG-Related Revenue $142M Molecular Diagnostics Revenue $162M Total Revenue* $306M Gross Margin** 64% Operating Margin** 12%

© Copyright 2017 Luminex Corporation 20 Luminex Corporation: Investment Case Summary Licensed Technologies Group (LTG) Molecular Diagnostics Group (MDx) Financial Strength • Large and Growing System Base • 70+ Partners Investing in Our Technology; Long-term Contractual Partnerships; Addressing Large Markets • Stable Growth; Highly Profitable • Broad Product Offerings for Infectious Disease Testing • Well Positioned in U.S. Reimbursement Landscape • Sample to Answer MDx Platforms - a Key Growth Driver • Razor + Blade Business Model • Strong Cash Flow Supporting Growth Initiatives and Shareholder Friendly Actions (Quarterly Cash Dividends) • Active M&A search

© Copyright 2017 Luminex Corporation 21 Next Investor Event Fourth Quarter and Full Year 2017 Financial Results to be Released on February 12 after market close

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